Exhibit 10.21

FORM OF AWARD AGREEMENT

RAYOVAC CORPORATION

RESTRICTED STOCK AWARD AGREEMENT

FOR EMPLOYEES

This agreement is made and entered into, effective as of                                      (the “Effective Date”), by and between Rayovac Corporation, a Wisconsin corporation (the “Company”), and                                      (the “Employee”) pursuant to The 2004 Rayovac Incentive Plan (the “Plan”) and the terms and conditions of this Rayovac Corporation Restricted Stock Award Agreement (the “Agreement”) as set forth below.

1. Grant of Award. Pursuant to the Plan and subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to the Employee an award (the “Award”) of                                     shares of the Company’s common stock, par value $.01 per share (“Common Stock”), subject to certain restrictions (individually, a “Share” and collectively, the “Shares”). Fifty percent (50%) of the Shares shall be designated “Time-Based Restricted Stock,” and fifty percent (50%) of the Shares shall be designated “Performance-Based Restricted Stock.” The Employee acknowledges that he/she has received from the Company a copy of the Plan and any prospectus relating thereto.

2. Restrictions. Until the restrictions set forth in this Agreement or in the Plan lapse, the Shares shall be subject to the following restrictions:

(a) Continued Employment. Except as otherwise specifically provided herein, the Employee’s rights under this Agreement are conditioned on the Employee remaining in the employment of the Company or its subsidiaries or affiliates.

(b) Transfer. The Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered in any manner by the Employee.

(c) No Section 83(b) Election. With respect to the Shares awarded pursuant to this Agreement, the Employee agrees not to make the election provided for under section 83(b) of the Internal Revenue Code of 1986, as amended.

3. Lapse of Restrictions.

(a) General. Subject to the terms of this Agreement, restrictions as to one-third (1/3) of the Time-Based Restricted Stock shall lapse on                         , restrictions as to another one-third (1/3) of the Time-Based Restricted Stock shall lapse on                             , and restrictions as to the final one-third (1/3) of the Time-Based Restricted Stock shall lapse on                             . Subject to the terms of this Agreement and subject to the Company meeting fiscal year performance goals established by the Board of Directors of the Company (the “Board”) (as determined by the Board in its sole discretion), restrictions as to one-third (1/3) of the Performance-Based Restricted Stock shall lapse on                             , restrictions as to another one-third (1/3) of the Performance-Based Restricted Stock shall lapse on                             , and restrictions as to the final one-third (1/3) of the Performance-Based Restricted Stock shall lapse on                                 . If the required performance goals are not met in any fiscal year, so that the restrictions on Performance-Based Restricted Stock scheduled to lapse for such year do not so lapse, the restrictions on such Performance-Based Restricted Stock will lapse the December 1 first following the originally scheduled lapse date.

(b) Forfeiture of Shares. Notwithstanding anything contained herein to the contrary, upon the Employee’s termination of employment with the Company and all of its subsidiaries and affiliates for any reason other than termination by the Company and all subsidiaries and affiliates without Cause (as defined below) or by reason of death or disability (as defined below), the Employee shall forfeit all Shares subject to restrictions that have not lapsed as of such termination, and the Employee shall have no further rights with respect to those Shares. Shares that are no longer subject to restrictions at the time of the Employee’s termination shall not be forfeited.

(i) The term “disability” shall have the same meaning as set forth in the long-term disability policy maintained by the Company or its subsidiaries or affiliates covering the Employee.

(ii) Except as otherwise provided in any employment or severance agreement between the Employee and the Company or any of its subsidiaries or affiliates, the term “Cause” in this Agreement shall mean a termination of the Employee’s employment with the Company and all of its subsidiaries and affiliates upon any of the following: (A) the commission by the Employee of any fraud, embezzlement or other material act of dishonesty with respect to the Company or any of its subsidiaries or affiliates (including the unauthorized disclosure of confidential or proprietary information of the Company or any of its subsidiaries or affiliates); (B) the Employee’s conviction of, or plea of guilty or nolo contendere to, a felony or other crime involving moral turpitude; (C) the Employee’s willful misconduct in connection with the business of the Company or any subsidiary or affiliate; (D) willful failure or refusal by the Employee to perform his or her employment duties and responsibilities which failure or refusal to perform is not remedied within thirty (30) days after receipt of a written notice detailing such failure or refusal to perform; or (E) the Employee’s breach of any of the terms of this Agreement or any other agreement between the Employee and the Company or any of its subsidiaries or affiliates which breach is not cured within thirty (30) days after notice to the Employee of such breach.

(d) Termination of Restrictions. Notwithstanding the foregoing, the Compensation Committee of the Board shall have the power, in its sole discretion, to accelerate the expiration of the applicable restriction period, to waive any restriction with respect to any part or all of the Shares or to waive the forfeiture of Shares and retain restrictions on Shares that would have been forfeited pursuant to the terms of this Agreement.

4. Certificates. While the Shares awarded to the Employee are subject to the restrictions set forth in the Plan and in this Agreement, the Employee’s rights to those Shares will be reflected as a book entry in the records of the Company. After and to the extent that such restrictions lapse pursuant to the terms of the Plan and this Agreement, certificates representing the Shares owned by the Employee, after taking into account any Shares withheld to cover the taxes with respect to the lapsing of the restrictions on those Shares, will be delivered to the Employee as soon as practicable after the Employee requests that the Company or its agent deliver the certificates or, if earlier, when the certificates are delivered to the Employee as determined by the Company or its agent.

5. Change in Control. As more particularly provided in the Plan, all restrictions with respect to any of the Shares that have not been previously forfeited as provided in this Agreement shall expire and lapse upon the occurrence of a Change in Control (as defined in the Plan). If a Change in Control has occurred, all restrictions on the Shares shall expire immediately before the effective date of the Change in Control.

6. Incorporation of Plan; Defined Terms. The Plan is incorporated herein by reference and made a part of this Agreement as if each provision of the Plan were specifically set forth herein. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. Unless otherwise expressly defined in this Agreement, all capitalized terms in this Agreement shall have the meanings given such terms in the Plan.

7. Miscellaneous.

(a) Successors; Governing Law. This Agreement shall bind and inure to the benefit of the parties, their heirs, personal representatives, successors in interest and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin.

(b) Dividends. The Company shall have the discretion to pay to the Employee any special or regular cash dividends declared by the Board, or to defer the payment of cash dividends until the expiration of the restrictions with respect to the Shares, or reinvest such amounts in additional shares of restricted stock. Any cash payments of dividends that become payable to the Employee with respect to any of the Shares that remain subject to restrictions hereunder may, in the Company’s discretion, be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements with respect to such dividends.

(c) Continued Employment. The Agreement does not constitute a contract of employment. Participation in the Plan does not give the Employee the right to remain in the employ of the Company or its subsidiaries or affiliates and does not limit in any way the right of the Company or a subsidiary or affiliate to change the duties or responsibilities of the Employee.

(d) Amendment. The Company may amend this Agreement or modify the provisions for the termination of the restrictions on the Shares without the approval of the Employee to comply with any rules or regulations under applicable tax, securities or other laws or the rules and regulations thereunder or any applicable exchange listing standards, or to correct any omission in this Agreement.

(e) Payment of Taxes Due. No later than the date as of which an amount first becomes includible in the gross income of the Employee for income tax purposes with respect to the Award, Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law or applicable regulation to be withheld (collectively, “Taxes”) with respect to such amount. Withholding obligations arising from the Award may be settled with Common Stock, including the Shares that give rise to the withholding requirement. The obligations of the Company to deliver the Shares shall be conditional on such payment or arrangements. The Company, its subsidiaries and its affiliates shall, to the extent permitted by law, have the right to, at the Company’s election and in the Company’s sole discretion, (i) deduct any such taxes from any payment otherwise due to the Employee or (ii) withhold such portion of the Shares that give rise to the withholding requirement in satisfaction of such requirement.

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RAYOVAC CORPORATION

By:
Kent J. Hussey
President and Chief Operating Officer

FORM OF AWARD AGREEMENT

RAYOVAC CORPORATION

RESTRICTED STOCK AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

This agreement is made and entered into, effective as of                                      (the “Effective Date”), by and between Rayovac Corporation, a Wisconsin corporation (the “Company”), and                                      (the “Non-Employee Director”) pursuant to The 2004 Rayovac Incentive Plan (the “Plan”) and the terms and conditions of this Rayovac Corporation Restricted Stock Award Agreement (the “Agreement”) as set forth below.

8. Grant of Award. Pursuant to the Plan and subject to the terms and conditions of this Agreement and the Plan, the Company hereby grants to the Non-Employee Director an award (the “Award”) of                             shares of the Company’s common stock, par value $.01 per share (“Common Stock”), subject to certain restrictions (individually, a “Share” and collectively, the “Shares”). The Non-Employee Director acknowledges that he/she has received from the Company a copy of the Plan and any prospectus relating thereto.

9. Restrictions. Until the restrictions set forth in this Agreement or in the Plan lapse, the Shares shall be subject to the following restrictions:

(a) Continued Service as Director. Except as otherwise specifically provided herein, the Non-Employee Director’s rights to the Shares awarded pursuant to this Agreement are conditioned on the Non-Employee Director continuing to serve as a director of the Company.

(b) Transfer. The Shares may not be sold, assigned, transferred, exchanged, pledged, hypothecated or otherwise encumbered in any manner by the Non-Employee Director.

10. Lapse of Restrictions.

(a) General. Subject to the terms of this Agreement, restrictions as to one-third (1/3) of the Shares shall lapse on                                     , restrictions as to another one-third (1/3) of the Shares shall lapse on                                     , and restrictions as to the final one-third (1/3) of the Shares shall lapse on                                     .

(b) Certain Terminations of Service. Notwithstanding anything contained herein to the contrary, upon a Non-Employee Director’s termination of service as a director of the Company by reason of death or disability, the restrictions on all Shares subject to restrictions that have not lapsed at the time of such termination of service shall lapse as of the date of such termination.

(c) Forfeiture of Shares. Notwithstanding anything contained herein to the contrary, upon a Non-Employee Director’s termination of service as a director of the Company for any reason, other than by reason of death or disability, such Non-Employee Director shall forfeit all Shares subject to restrictions that have not lapsed as of such termination, and the Non-Employee Director shall have no further rights with respect to those Shares. Shares that are no longer subject to restrictions at the time of such termination shall not be forfeited.

(d) Termination of Restrictions. Notwithstanding the foregoing, the Compensation Committee of the Board of Directors of the Company shall have the power, in its sole discretion, to accelerate the expiration of the applicable restriction period, to waive any restriction with respect to any part or all of the Shares or to waive the forfeiture of Shares and retain restrictions on Shares that would have been forfeited pursuant to the terms of this Agreement.

11. Certificates. While the Shares awarded to the Non-Employee Director are subject to the restrictions set forth in the Plan and in this Agreement, the Non-Employee Director’s rights to those Shares will be reflected as a book entry in the records of the Company. After and to the extent that such restrictions lapse pursuant to the terms of the Plan and this Agreement, certificates representing the Shares owned by the Non-Employee Director will be delivered to the Non-Employee Director as soon as practicable after the Non-Employee Director requests that the Company or its agent deliver the certificates or, if earlier, when the certificates are delivered to the Non-Employee Director as determined by the Company or its agent.

12. Change in Control. As more particularly provided in the Plan, all restrictions with respect to any of the Shares that have not been previously forfeited as provided in this Agreement shall expire and lapse upon the occurrence of a Change in Control (as defined in the Plan). If a Change in Control has occurred, all restrictions on the Shares shall expire immediately before the effective date of the Change in Control.

13. Incorporation of Plan; Defined Terms. The Plan is incorporated herein by reference and made a part of this Agreement as if each provision of the Plan were specifically set forth herein. In the event of a conflict between the Plan and this Agreement, the terms and conditions of the Plan shall govern. Unless otherwise expressly defined in this Agreement, all capitalized terms in this Agreement shall have the meanings given such terms in the Plan.

14. Miscellaneous.

(a) Successors; Governing Law. This Agreement shall bind and inure to the benefit of the parties, their heirs, personal representatives, successors in interest and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin.

(b) Dividends. The Company shall have the discretion to pay to the Non-Employee Director any special or regular cash dividends declared by the Board of Directors of the Company, or to defer the payment of cash dividends until the expiration of the restrictions with respect to the Shares, or reinvest such amounts in additional shares of restricted stock. Any cash payments of dividends that become payable to the Non-Employee Director with respect to any of the Shares that remain subject to restrictions hereunder may, in the Company’s discretion, be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements with respect to such dividends, if any.

(c) No Contract for Service with Company. The Agreement does not constitute a contract for service with the Company. Participation in the Plan does not give the Non-Employee Director the right to serve as an employee or a director of the Company or any subsidiaries or affiliates and does not limit in any way the right of the Company or a subsidiary or affiliate to change the duties or responsibilities of the Non-Employee Director.

(d) Amendment. The Company may amend this Agreement or modify the provisions for the termination of the restrictions on the Shares without the approval of the Non-Employee Director to comply with any rules or regulations under applicable tax, securities or other laws or the rules and regulations thereunder or any applicable exchange listing standard, or to correct any omission in this Agreement.

RAYOVAC CORPORATION

By:
Kent J. Hussey
President and Chief Operating Officer